CONSOLIDATED BALANCE SHEETS (Parenthetical)(Consolidated VIEs without recourse to the Company CNY) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Accounts payable	20,692	5,864
Deferred revenue, current portion	189,018	125,391
Accrued expenses and other liabilities, current portion	38,243	34,843
Income tax payable	16,927	20,606
Deferred revenue, non-current portion	2	369
Accrued expenses and other liabilities, non-current portion	5,650	2,730